UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2011

Impax Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 476-2000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 4, 2011, Impax Laboratories, Inc. (the “Company”) issued a press release announcing it will present at the J.P. Morgan 29th Annual Healthcare Conference on Monday, January 10th. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the materials that the Company presented at the J.P. Morgan Healthcare Conference is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith.

Exhibit No.	Description
99.1	Press Release issued January 4, 2011.
99.2	J.P. Morgan Healthcare Conference Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2011

IMPAX LABORATORIES, INC.

By: /s/ Arthur A. Koch, Jr.
Name: Arthur A. Koch, Jr.
Title: Senior Vice President, Finance, and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued January 4, 2011.
99.2	J.P. Morgan Healthcare Conference Presentation.

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